EXHIBIT 99.1-A

EXHIBIT A

RED MOON BROADBAND, a                     corporation

CORPORATE INFORMATION

Legal Name of public shell Wiltex A, Inc.

Federal ID number

SEC File/CIK numbers

SEC reporting status

SEC Form 10SB effective date

State of incorporation

Date of formation

Net Equity

Underwriter

STOCK INFORMATION

Classes of Stock

Authorized Shares

Issued and Outstanding shares

Number of “control shares” available

Warrants and Options outstanding

Trading symbol

Market Makers

Transfer Agent and Registrar

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